UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2011 (May 26, 2011)

Behringer Harvard Mid-Term Value Enhancement
Liquidating Trust
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1610
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01          Completion of Acquisition or Disposition of Assets.

On May 26, 2011, Behringer Harvard 2800 Mockingbird LP, a wholly-owned subsidiary of Behringer Harvard Mid-Term Value Enhancement Liquidating Trust (which may be referred to herein as the “Trust,” “we,” “our” or “us”), sold a single-story office building containing approximately 73,349 rentable square feet located on approximately 3.9 acres of land at 2800 Mockingbird Lane in Dallas, Texas (“2800 W. Mockingbird”) to an unaffiliated buyer, Stinson FLP TX Property, LLC (the “Purchaser”), an affiliate of Roundtree Automotive Group, LLC. The contract sales price for 2800 W. Mockingbird was $5.5 million, exclusive of closing costs.   We are currently finalizing our plans to distribute the net proceeds of this sale to our beneficial interest holders, and will make a subsequent announcement within the next several weeks regarding the distribution.

Item 7.01                               Regulation FD Disclosure

On June 2, 2011, we issued a press release with respect to the sale of 2800 W. Mockingbird.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

 The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01           Financial Statements and Exhibits.

		Page

(a)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	3

	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2010	4

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010	5

	Unaudited Notes to Pro Forma Financial Statements	6

(d)	Exhibits

99.1 Press release of the Registrant, dated June 2, 2011

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
Unaudited Pro Forma Consolidated Financial Information

On May 26, 2011, Behringer Harvard 2800 Mockingbird LP, our wholly-owned subsidiary, sold 2800 W. Mockingbird, a single-story office building containing approximately 73,349 rentable square feet located on approximately 3.9 acres of land located in Dallas, Texas, to an unaffiliated buyer.  The contract sale price for 2800 W. Mockingbird was approximately $5.5 million, exclusive of closing costs.

The following unaudited pro forma consolidated financial information gives effect to the disposition of 2800 W. Mockingbird, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
Unaudited Pro Forma Consolidated Balance Sheet
As of December 31, 2010
(in thousands, except unit amounts)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of 2800 W. Mockingbird as of December 31, 2010.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2010.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on December 31, 2010, nor does it purport to represent our future financial position.

	December 31, 2010	Pro Forma
	as Reported	Adjustments	Pro Forma
	(a)	(b)	December 31, 2010
Assets
Real estate
Land	$4,631	$(2,557)	$2,074
Buildings and improvements, net	11,284	(2,418)	8,866
Total real estate	15,915	(4,975)	10,940

Cash and cash equivalents	3,329	5,247	8,576
Accounts receivable, net	407	(4)	403
Prepaid expenses and other assets	18	(2)	16
Lease intangibles, net	1,227	-	1,227
Total assets	$20,896	$266	$21,162

Liabilities and partners' capital
Liabilities
Accounts payable	$3	$-	$3
Payables to related parties	75	(6)	69
Acquired below-market leases, net	-	-	-
Distributions payable	109	-	109
Accrued liabilities	978	(100)	878
Total liabilities	1,165	(106)	1,059

Commitments and contingencies

Partners' capital
Limited partners, 44,000,000 units authorized; 4,275,187 units issued and outstanding	19,730	372	20,102
General partners	1	-	1
Total partners' capital	19,731	372	20,103
Total liabilities and partners' capital	$20,896	$266	$21,162

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December, 31, 2010
(in thousands, except per unit amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of 2800 W. Mockingbird as of January 1, 2010.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2010.  The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2010, nor does it purport to represent our future operations.

	Year Ended
	Decenber 31, 2010	Pro Forma	Pro Forma
	as Reported	Adjustments	Year Ended
	(a)	(b)	Decenber 31, 2010

Rental revenue	$3,449	$(700)	$2,749

Expenses
Property operating expenses	847	(50)	797
Real estate taxes	524	(94)	430
Property and asset management fees	261	(60)	201
Asset impairment loss	1,404	-	1,404
General and administrative	546	-	546
Depreciation and amortization	1,489	(490)	999
Total expenses	5,071	(694)	4,377

Interest income	35	-	35
Income (loss) from continuing operations before income taxes	(1,587)	6	(1,593)

Provision for income taxes	7	-	7
Income (loss) from continuing operations	(1,594)	6	(1,600)

Loss from discontinued operations	(372)	-	(372)
Net income (loss)	$(1,966)	$6	$(1,972)

Net loss allocated to limited partners	$(1,966)		$(1,972)

Weighted average number of limited partnership units outstanding	4,275		4,275

Basic and diluted net loss per limited partnership unit
Loss from continuing operations	$(0.37)		$(0.37)
Loss from discontinued operations	(0.09)		(0.09)
Basic and diluted net loss per limited partnership unit	$(0.46)		$(0.46)

See accompanying unaudited notes to pro forma consolidated financial statements.

 Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of December 31, 2010.

b.
Reflects our disposition of 2800 W. Mockingbird.  Amounts represent the necessary adjustments to remove the assets and liabilities associated with the property.  The approximate proceeds received are reflected as an addition to cash and cash equivalents, as applicable.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010

a.	Reflects our historical operations for the year ended December 31, 2010.

b.	Reflects the historical revenues and expenses of 2800 W. Mockingbird, including property management fees, asset management fees, depreciation and amortization associated with the property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT LIQUIDATING TRUST

	By:	Behringer Harvard Advisors I LP,
Managing Trustee

Dated: June 2, 2011		By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Behringer Harvard Mid-Term Value Enhancement Liquidating Trust dated June 2, 2011.